UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (IRS Employer Identification No.)

101 Crawfords Corner Road
Suite 4116
Holmdel, NJ 07733
(Address of principal executive offices) (Zip Code)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2026, BIO-key International, Inc. (the “Company”) entered into four separate Exchange Agreements (the “Exchange Agreements”) with Streeterville Capital, LLC (“Lender”), to whom the Company previously issued that certain Secured Promissory Note, dated September 30, 2025, in the original principal amount of $1,130,000 (the “Original Note”).

Pursuant to the Exchange Agreements, the Company and Lender agreed to (i) partition from the Original Note four new Promissory Notes (the “Partitioned Notes”) in the original principal amounts of $68,315.80, $116,000, $117,000, and $115,000, respectively (ii) cause the outstanding balance of the Original Note to be reduced by $416,315.80, the aggregate principal amount of the Partitioned Notes, and (iii) exchange each of the Partitioned Notes for an aggregate of 247,805 shares (the “Exchange Shares”) of the Company’s Common Stock. As a result of the Exchange Agreements, the Original Note has been paid in full.

The foregoing description of the Exchange Agreements is not complete and is qualified in its entirety by reference to the form of Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.

The information in Item 1.01 above is incorporated herein by reference. The issuance of the Exchange Shares pursuant to the Exchange Agreements was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and was effected pursuant to the exemption from the registration requirements of the Securities Act provided in Section 3(a)(9) of the Securities Act.

This report shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement, dated September 29, 2026, by and between BIO-key International, Inc. and Streeterville Capital, LLC (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: October 2, 2026
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer